SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):        8/25/02


Residential Asset Mortgage Products, GMACM Mortgage PT Certs, Series 2002-J4 (Exact name of registrant as specified in its charter)


Delaware            333-42510            41-1955181
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


8400 Normandale Lake Blvd., Ste. 250
Minneapolis, MN                                     55437
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:
Item 5. Other Events

        On August 25, 2002 a scheduled distribution was made from the Trust to holders of the Certificates.  The Trustee has caused to be filed with
        the Commission, the Monthly Report dated         8/25/02
        The Monthly Report is filed pursuant to and in accordance with
        (1) numerous no-action letters (2) current Commission policy in the area.





        A.   Monthly Report Information
             See Exhibit No.1


        B.   Have and deficiencies occurred?  NO.
                    Date:
                    Amount:

        C.   Item 1: Legal Proceedings:  NONE

        D.   Item 2: Changes in Securities:   NONE

        E.   Item 4: Submission of Matters to a Vote of
             Certificateholders:  NONE

        F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
        Exhibit No.

   1.)      Monthly Distribution Report D        8/25/02


GMACM Mortgage Pass-Through Certificates
  Series 2002-J4

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:     August 25, 2002

DISTRIBUTION SUMMARY

        Original	 Beginning              Principal
 Class	Balance		 Balance               Distribution

A-1	75,000,000.00	73,380,413.31	2,377,581.93
A-2	39,360,000.00	38,510,040.90	1,247,755.00
A-3	29,340,000.00	28,706,417.69	930,110.05
A-4	29,340,000.00	28,706,417.69	0.00
A-5	52,000,000.00	50,877,086.56	1,648,456.81
A-6	14,690,000.00	14,690,000.00	0.00
A-7	14,117,000.00	14,117,000.00	0.00
A-8	15,124,000.00	15,124,000.00	0.00
A-9	27,500,000.00	27,500,000.00	0.00
PO	331,041.85	331,041.85	0.00
IO	265,607,384.66	261,368,096.12	0.00
M-1	3,716,700.00	3,710,472.94	3,146.12
M-2	1,652,000.00	1,649,232.20	1,398.39
M-3	963,600.00	961,985.56	815.67
B-1	550,700.00	549,777.34	466.16
B-2	413,000.00	412,308.05	349.60
B-3	550,956.00	550,032.91	466.37
R-1	50.00		0.00		0.00
R-2	50.00		0.00		0.00


Totals	275,309,097.85	271,069,809.31	6,210,546.10






     Pass-Through Rate    Interest Distribution
A-1	6.5		397,477.24
A-2	6		192,550.20
A-3	2.38688		60,905.58
A-4	6.11312		155,987.36
A-5	5.75		243,786.04
A-6	6.5		79,570.83
A-7	6.5		76,467.08
A-8	6.5		81,921.67
A-9	6.5		148,958.33
PO	0		0.00
IO	0.244414	53,235.05
M-1	6.5		20,098.40
M-2	6.5		8,933.34
M-3	6.5		5,210.76
B-1	6.5		2,977.96
B-2	6.5		2,233.34
B-3	6.5		2,979.34
R-1	6.5		0.00
R-2	6.5		0.00


Totals		1,533,292.52






            Ending Balance
A-1	71,002,831.37
A-2	37,262,285.90
A-3	27,776,307.63
A-4	27,776,307.63
A-5	49,228,629.75
A-6	14,690,000.00
A-7	14,117,000.00
A-8	15,124,000.00
A-9	27,500,000.00
PO	331,041.85
IO	255,157,549.98
M-1	3,707,326.83
M-2	1,647,833.81
M-3	961,169.89
B-1	549,311.19
B-2	411,958.45
B-3	549,566.54
R-1	0.00
R-2	0.00


Totals	264,859,263.21






     AMOUNTS PER $1,000 UNIT

Class	Cusip	        Principal	Interest	Ending Cert.
		        Distribution	Distribution	Notional Balance

A-1	36185NSU5	31.70109244	5.299696517	946.7044183
A-2	36185NSV3	31.70109244	4.892027554	946.7044183
A-3	36185NSW1	31.70109244	2.075854707	946.7044183
A-4	36185NSX9	0		5.316542485	946.7044183
A-5	36185NSY7	31.70109244	4.688193072	946.7044183
A-6	36185NSZ4	0		5.416666667	1000
A-7	36185NTA8	0		5.416666667	1000
A-8	36185NTB6	0		5.416666667	1000
A-9	36185NTC4	0		5.416666667	1000
PO			0		0		1000
IO			0		0.200427615	960.6568368
M-1	36185NTH3	0.846480954	5.407591443	997.4780932
M-2	36185NTJ9	0.846480954	5.407591443	997.4780932
M-3	36185NTK6	0.846480954	5.407591443	997.4780932
B-1	36185NTL4	0.846480954	5.407591443	997.4780932
B-2	36185NTM2	0.846480954	5.407591443	997.4780932
B-3	36185NTN0	0.846480954	5.407591443	997.4780932
R-I			0		0		0
R-II			0		0		0

Totals			22.55844848	5.569349259	962.0432644







        SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GMACM Mortgage Pass-Through Certificates
  Series 2002-J4


                        By: /s/ Keith Richardson
                        Name:  Keith Richardson
                        Title:  Vice President
                        Bank One, NA